Investor Presentation December 17, 2020

We make forward-looking statements in this presentation that are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. In particular, it is difficult to fully assess the impact of COVID-19 at this time due to, among other factors, uncertainty regarding the severity and duration of the outbreak domestically and internationally and the effectiveness of federal, state and local governments’ efforts to contain the spread of COVID-19 and respond to its direct and indirect impact on the U.S. economy and economic activity. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for mortgage loans, MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between mortgage loans, MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on mortgage loans, Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate-related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and the uncertainty and economic impact of pandemics, epidemics or other public health emergencies, such as the recent outbreak of COVID-19. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. Safe Harbor Statement

Company View In the last two quarters, we have strengthened our balance sheet improved liquidity and we remain focused on our long-term objectives of generating sustainable core earnings supported by an attractive dividend, with a relatively stable book value. • We resumed a $0.05 dividend in third quarter and declared a fourth quarter dividend of $0.06. We believe our portfolio's earning power provides solid support for our dividend. • We saw significant recovery in asset values in the third quarter, a trend that has continued in the fourth quarter, and believe there is potential for addition value recovery, particularly in our commercial mortgage investments. • We are committed to preserving liquidity and reducing leverage. During the fourth quarter we acquired and retired approximately $15.0 million of our convertible senior notes at a discount of approximately 13% to par value, leaving the outstanding balance of $185 million. • We remain committed to preserving the long-term value for our shareholders. The following slides in this presentation reflects certain information about our portfolio as of November 30, 2020. This information is unaudited, has not been verified or reviewed by any third party, does not reflect any developments post November 30, 2020, and is subject to normal quarterly reconciliation and other procedures. 2

Commercial Loans Target Investment Opportunities • Strategic agreements with seasoned originators. • Mainly 3/1, 5/1, and 7/1 ARM loans. • Coupon between 4.0% to 5.5%. • Target loan to value below 70%. • Generally invest in transactions where our manager has an opportunity to negotiate deal structure and covenants. • Attractive yields of LIBOR plus 4% to 10%. • Target floating rate assets and short term loans. 3 Credit Investments Non-Qualifying Residential Mortgages

Investment Portfolio Overview Investment Type 49.7% 32.4% 9.8% 5.4%1.4% 0.8% Securitized Commercial Loans Residential Whole-Loans Commercial Loans Non-Agency CMBS Other Securities Agency and Non-Agency RMBS Residential Bridge Loans Portfolio Summary ($ in million) No. of Investments Principal Balance Amortized Cost Fair Value Residential Whole Loans 2,617 $ 1,038 $ 1,061 $ 1,062 Commercial Loans 11 330 330 322 Non-Agency CMBS, including IOs 28 254 228 177 Agency and Non-Agency RMBS, including IOs 16 38 30 27 Securitized Commercial Loan 2 1,805 1,668 1,630 Residential Bridge Loans 33 17 17 16 Other Securities 10 52 50 45 2,717 $ 3,534 $ 3,384 $ 3,279 Property Type 54.2% 34.1% 5.0% 3.4%1.9% 1.4% Retail and Entertainment Residential Hotel Nursing Home/Assisted Living Facilities Office Other 4

Investment Portfolio Overview (*Unconsolidated) Investment Type 41.0% 29.2% 12.7% 9.4% 5.7%2.0% Commercial Loans Non-Agency CMBS Agency and Non-Agency RMBS Residential Whole-Loans Other Securities Residential Bridge Loans Portfolio Summary ($ in million) No. of Investments Principal Balance Amortized Cost Fair Value Residential Whole Loans 144 $ 74 $ 76 $ 74 Commercial Loans 11 330 330 322 Non-Agency CMBS, including IOs 30 314 288 228 Agency and Non-Agency RMBS, including IOs 26 79 70 100 Residential Bridge Loans 33 17 17 16 Other Securities 10 52 50 45 254 $ 866 $ 831 $ 785 Property Type 25.7% 25.6% 20.8% 14.1% 8.0%5.8% Retail and Entertainment Residential Hotel Nursing Home/Assisted Living Facilities Office Other * Includes the value of the retained interest or acquired security of the VIEs (RETL 2019, CSMC USA, Arroyo 2019-2 and Arroyo 2020-1) held by the Company and excludes the asset and liabilities associated with each of consolidated trusts (RETL 2019, CSMC 2020, Arroyo 2019-2 and Arroyo 2020-1). 5

6 Non-Qualifed Residential Mortgages Overview ($ in million) Total number of investments 2,617 Principal $1,037.6 Fair value $1,062.0 Unrealized loss $1.0 Weighted average remaining term 27.6 Weighted average LTV 63.1% Weighted average original FICO score 744 Loan Performance Geographic Concentration 66.6% 24.6% 7.2%1.1% 0.5% West Northeast Southeast Southwest Midwest N um be r o f L oa ns 184 2,381 21 6 3 22 Loans in Forbearance Current 1-30 Days 31-60 Days 61-90 Days 90+ Days 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000

7 Commercial Loans Overview ($ in million) Number of loans held 11 Principal balance $329.9 Fair value $322.2 Unrealized loss $7.6 Floating rate loans 100% Percentage of senior loans 72.7% Percentage of performing loans 91.6% Percentage of loans in forbearance 1.4% Weighted average extended life 2.7 Weighted average LTV 65.4% 34.3% 27.3% 22.0% 12.2%4.2% Nursing Home/Assisted Living Facilities Retail and Entertainment Center Hotel Retail Apartment Complex Property Type Geographic Concentration 51.3% 19.2% 17.0% 12.5% Northeast Midwest Southeast West Unleveraged Weighted Average Effective Yield 7.7% 7.3% 6.8% 6.5% 6.4% 12/31/19 3/31/20 6/30/20 9/30/20 11/30/20 0% 2% 4% 6% 8% 10%

8 Non-Agency CMBS Investments Overview ($ in Million) Total number of investments 28 Principal $254.2 Fair value $176.7 Unrealized loss $51.7 Weighted average expected life 2.5 Years Weighted average original LTV 65.1% 81.8% 17.3%0.9% Non-Investment Grade Investment Grade D/Not Rated 2.9% 0.8% 16.0% 0.4% 8.1% 5.9% 6.4% 2.5% 17.4% 37.4% 2.2% 2006 2007 2011 2012 2014 2015 2016 2017 2018 2019 2020 0% 5% 10% 15% 20% 25% 30% 35% 40% Ratings Category Vintage Vintage Year 51.9% 35.3% 12.8% Hotel Office Retail Property Type Geographic Concentration 42.5% 23.5% 14.8% 7.4% 7.3% 4.5% West Midwest Northeast Bahamas Southeast Southwest

9 Securitized Commercial Loans ($ in million) Overview Total number of investments 2 Principal $1,804.8 Fair value $1,630.1 Weighted average expected life 3.7 Years Weighted average yield 6.1% Geographic Concentration 82.7% 6.4% 4.4% 3.4%3.1% Midwest Northeast Southeast Southwest Puerto Rico Securitized Commercial Loan Portfolio Principal Amortized Cost Fair Value Property Type RETL 2019 - RVP $ 419.2 $ 419.5 $ 386.1 Retail CSMC Trust 2014 - USA 1,385.6 1,248.0 1,244.0 Retail and Entertainment Center $ 1,804.8 $ 1,667.5 $ 1,630.1 The Company had variable interests in two third party sponsored CMBS VIEs, RETL 2019-RVP and CSMC Trust 2014-USA. The Company determined that it was the primary beneficiary of these VIEs and was required to consolidate. The securitized commercial loans that serve as collateral for the securitized debt issued by these VIEs can only be used to settle the securitized debt. The following table represents the Company's economic exposure to these VIEs, which is limited to the fair value if its investments: Investments in CMBS VIEs Principal Amortized Cost Fair Value RETL 2019 - RVP - Class HRR $ 45.3 $ 45.3 $ 41.8 CSMC Trust 2014 - USA - Class F 14.9 13.9 9.6 $ 60.2 $ 59.2 $ 51.4

Appendix

Commercial Loans

Loan	Acquisition Date	Loan Type	Principal Balance	Fair Value	LTV	Interest Rate	Fully Extended Maturity	Collateral	State
CRE 1	June 2018	Interest-Only First Mortgage	$ 30.0	$ 27.2	65.0%	1-Month LIBOR plus 4.5%	6/9/2021	Hotel	CA
CRE 2	June 2019	Principal & Interest First Mortgage	47.2	46.8	75.0%	1-Month LIBOR plus 4.75%	1/11/2024	Nursing Facilities	SC, GA
CRE 3	August 2019	Interest-Only Mezzanine loan	90.0	88.1	58.0%	1-Month LIBOR plus 9.25%	6/29/2024	Retail and Entertainment Center	NJ
CRE 4	September 2019	Interest-Only First Mortgage	40.0	39.2	63.0%	1-Month LIBOR plus 3.02%	8/6/2023	Retail	CT
CRE 5	December 2019	Interest-Only First Mortgage	24.5	23.8	62.0%	1-Month LIBOR plus 3.75%	11/6/2024	Hotel	NY
CRE 6	December 2019	Interest-Only First Mortgage	13.2	12.8	62.0%	1-Month LIBOR plus 3.75%	11/6/2024	Hotel	CA
CRE 7	December 2019	Interest-Only First Mortgage	7.3	7.0	62.0%	1-Month LIBOR plus 3.75%	11/6/2024	Hotel	IL, FL
CRE 8	December 2019	Interest-Only First Mortgage	4.5	4.5	79.0%	1-Month LIBOR plus 4.85%	12/6/2022	Assisted Living	FL
SBC 1	July 2018	Interest-Only First Mortgage	45.2	44.9	74.0%	1-Month LIBOR plus 4.25% (Subject to LIBOR floor of 1.25%)	7/1/2022	Nursing Facilities	MI
SBC 2	January 2019	Interest-Only First Mortgage	13.6	13.6	84.0%	1-Month LIBOR plus 4.0% (Subject to LIBOR floor of 2.0%)	12/1/2022	Apartment Complex	MO
SBC 3	January 2019	Interest-Only First Mortgage	14.4	14.3	49.0%	1-Month LIBOR plus 4.1%	7/1/2021	Nursing Facilities	CT
			$ 329.9	$ 322.2					

Western Asset Mortgage Capital Corp.